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                                                                    Exhibit 10.1
                            SOFTWARE SPECTRUM, INC.
                               2140 MERRITT DRIVE
                              DALLAS, TEXAS 75201

                            As of September 30, 1996

Texas Commerce Bank
 National Association, as Agent
Attn: Loan Syndication Services
1111 Fannin, 9th Floor, MS46
Houston, Texas 77002

         Re: Credit Agreement dated as of May 3, 1996, among Software Spectrum, Inc, Texas Commerce Bank National Association, as agent (the "Agent") and as a bank and the other banks or lending institutions named therein (together with the Agent in its individual capacity, herein the "Banks") (as amended by that certain First Amendment to Credit Agreement and Master Assignment and Acceptance dated June 28, 1996 and that certain Second Amendment to Credit Agreement dated June 28,1996, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

Ladies and Gentlemen:

         This letter (the "Amendment Letter") is written to request that the Agent and the Banks agree to amend clauses (a) and (b) of Section 11.3 of the Credit Agreement to read in their respective entireties as follows (the "Amendment"):

         (a) 1.00 to 1.00 computed on the basis of the Cash Flow and Fixed Charges for the period from June 30, 1996 through September 30, 1996; (b) 1.10 to 1.00 computed on the basis of the Cash Flow and Fixed Charges for the period from June 30, 1996 through December 31, 1996;

         If the Agent and the Banks agree with the foregoing, please execute a duplicate copy of this Amendment Letter in the space indicated below and return an original to the undersigned.

         In order to induce the Agent and the Banks to agree to this Amendment Letter, Borrower and Spectrum Integrated Services, Inc. (by their execution of this Amendment Letter below) agree that:

         a. Except as expressly set forth herein, this Amendment Letter shall not be deemed to be an amendment or waiver of the terms and provisions of any of the Loan Documents nor a waiver of any Potential Default or Event of Default;

Amendment Letter, Page 1
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         b.      Except as expressly modified by this Amendment Letter, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect;

         C. The Credit Agreement and the other Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms; and

         d. Each reference in any Loan Document to the Credit Agreement is hereby amended to mean the Credit Agreement as amended by this Amendment Letter.

         THIS AMENDMENT LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT LETTER, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. This Amendment Letter shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Amendment Letter may be executed in one or more counterparts and on telecopy counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                                        Sincerely,

                                        SOFTWARE SPECTRUM, INC.

                                        By: /s/ Deborah A. Nugent
                                            -----------------------------------
                                            Deborah A. Nugent
                                            Vice President

                                        Accepted and agreed to:

                                        SPECTRUM INTEGRATED SERVICES, INC.

                                        By: /s/ Deborah A. Nugent
                                            -----------------------------------
                                            Deborah A. Nugent
                                            Secretary/Treasurer

                                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                        individually as a Bank and as the Agent

                                        By: /s/ Jill Johnson Todd
                                            -----------------------------------
                                            Jill Johnson Todd
                                            Vice President

Amendment Letter, Page 2
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                                        BANQUE PARIBAS

                                        BY:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        BY:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        NATIONAL CITY BANK, KENTUCKY

                                        BY:/s/ Don Pullen
                                           ------------------------------------
                                           Name:  Don Pullen
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                        COMERICA BANK

                                        BY:/s/ Reginald M. Goldsmith, III
                                           ------------------------------------
                                           NAME: Reginald M. Goldsmith, III
                                                -------------------------------
                                           Title:  Vice President
                                                 ------------------------------

                                        PNC BANK, N.A.

                                        BY:/s/ Philip K. Liebscher
                                           ------------------------------------
                                           Name:   Philip K. Liebscher
                                                -------------------------------
                                           TITLE:  Vice President
                                                 ------------------------------

                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION

                                        BY:/s/ Ken Taylor
                                           ------------------------------------
                                           Name:  Ken Taylor
                                                -------------------------------
                                           Title: Assistant Vice-President
                                                 ------------------------------

                                        NBD BANK

                                        BY:/s/
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Amendment Letter, Page 3